SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2011 (September 16, 2011)

Metro Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50961	25-1834776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3801 Paxton Street, Harrisburg, Pennsylvania	17111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	800-653-6104

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

Metro Bancorp, Inc. (“Metro”) previously disclosed in its current report on Form 8-K, filed on May 25, 2011, the voting results from its annual meeting held on May 20, 2011. The shareholders approved in a non-binding, advisory vote, having a shareholder vote on the compensation of Metro's executive officers every year. On September 16, 2011, the Board of Directors of Metro approved a recommendation of the Compensation Committee that Metro adopt the shareholder vote and each year (until the next required vote on the frequency of the compensation proposal) include a proposal in its proxy statement to approve the compensation of the named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metro Bancorp, Inc.
(Registrant)

Date: September 21, 2011

/s/ Mark A. Zody
Mark A. Zody
Chief Financial Officer